UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 24, 2002

SM&A

(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, Eighth Floor, Newport Beach, California	92660

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 975-1487

Emergent Information Technologies, Inc.

(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 99.1
EXHIBIT 99.2

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     Effective January 24, 2002, the registrant changed its name from Emergent Information Technologies, Inc. to SM&A. The name change was effectuated pursuant to a short form merger under the General Corporation Law of the State of California whereby the registrant merged its wholly-owned subsidiary, SM&A, a California corporation (the “Merger Subsidiary”), with and into itself with the registrant continuing as the surviving corporation (the “Merger”). Under the terms of the Merger, the registrant amended its Articles of Incorporation to change its name to SM&A (the “Articles Amendment”). The Merger Subsidiary had no assets or liabilities at the time of the Merger and was formed for the sole purpose of effectuating the name change of the registrant.

     Effective January 29, 2002, the registrant’s common stock will trade under the symbol “WINS.”

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Ownership, as filed with the Secretary of State of the State of California on January 24, 2002, effectuating the Merger and the Articles Amendment.

99.1	Press Release dated January 24, 2002.

99.2	Press Release dated January 28, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A (Registrant)

Date	1-28-02	/s/ Cathy L. Wood

(Signature)
Cathy L. Wood Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Ownership, as filed with the Secretary of State of the State of California on January 24, 2002, effectuating the Merger and the Articles Amendment.

99.1	Press Release dated January 24, 2002.

99.2	Press Release dated January 28, 2002.